 Exhibit 99.1

Goldrich Mining Announces $20 Million Strategic Financing Package to Restart Operations at Chandalar Gold District, Alaska

SPOKANE, WA – October 28, 2024 - Goldrich Mining Company (OTCQB: GRMC) (“Goldrich” or the “Company”) is pleased to announce it has engaged Castle Placement, LLC (“Castle”) to complete a comprehensive Financing Package (the “Financing Package”) to raise aggregate gross proceed of up to $20 million. The Financing Packaging includes a $10 million Public Offering (the “Public Offering”) consisting of up to 200 million common shares (the ”Common Shares”) of the Company at a price of $0.05 per Common Share as well as $10 million in Forward-Gold Sales (“Forward-Gold Sales”) at a fixed price of $1,200 per ounce. The Public Offering will be conducted on a private placement basis to persons in the United States who are “accredited investors”, as such term is defined in Rule 501(a) of Regulation D (“Regulation D”) under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and in compliance with Rule 506(b) of Regulation D and applicable United States securities laws.

The Company intends to use net proceeds from the Financing Package to re-commence mining operations at its Little Squaw Creek placer mine (“Little Squaw”) in Alaska. Based on results of the independent Initial Assessment Report (“IA”) prepared by Global Resources Engineering (“GRE”) of Denver, Colorado, and subject to completion of the Financing Package, the Company anticipates re-commencing operations at Little Squaw in 2025.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

(All monetary references are expressed in U.S. dollars, unless otherwise indicated)

About Goldrich Mining

Goldrich Mining is a U.S. based resource company focused on developing the Chandalar gold district in Alaska, USA. The Company controls a land package spanning 23,000 acres of highly prospective gold targets and historic mines. Goldrich’s primary focus is on the discovery of a tier-one lode gold deposit while simultaneously working to monetize its significant placer asset.

For additional information regarding the Company or this news release, contact Mr. Steve Vincent via telephone at (612) 810-4280 or svincent@goldrichmining.com.

Forward-Looking Statements

This news release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward looking statements concern use of proceeds and potential exercise of the warrants. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, budgets, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as “expects” or “does not expect”, “is expected”, “anticipates” or “does not anticipate”, “plans”, “estimates” or “intends”, or stating that certain actions, events or results “may”, “could”, “would”, “might”, “should” or “will” be taken, occur or be achieved) are not statements of historical fact and may be forward-looking statements. Forward-looking statements are subject to a variety of known and unknown risks, uncertainties and other factors which could cause actual events or results to differ from those expressed or implied by the forward-looking statements. Investors should not place undue reliance on any forward-looking statement and should consider the uncertainties and risks discussed in in the Company’s latest Annual Report on Form 10-K and Quarterly Report on Form 10-Q under the heading “Risk Factors”, filed with the U.S. Securities and Exchange Commission (the “SEC”) and available on the SEC website or www.goldrichmining.com, as well as the Company’s other SEC filings. We disclaim any obligation subsequently to revise any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events, except as required by law.